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                                                                    Exhibit 10.9

                                                 Form To Be Used For Option Plan
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                                                                   For Employees
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                             STOCK OPTION AGREEMENT

          THIS AGREEMENT, dated as of              , is made by and between
                                      -------------
RoTech Healthcare Inc., a Delaware corporation (the "Company"), and
                (the "Optionee").
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          WHEREAS, the Optionee has been selected by the Board of Directors of the Company (the "Board") or a committee thereof (including any compensation committee created by the Board) to receive a grant of stock options under the RoTech Healthcare Inc. Common Stock Option Plan (the "Plan").

          NOW, THEREFORE, in consideration of the Optionee's employment with the Company, the Company and the Optionee agree as follows:

     1.   Definitions.
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          Any capitalized term not defined herein shall have the meaning set forth in the Plan.

     2.   Grant of Option.
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          (a) Grant: Grant Date. Subject to the terms and conditions hereof, the
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Company hereby grants to the Optionee as of              (the "Grant Date") an
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option to purchase up to            Shares of the Company's common stock at an
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exercise price of $               per Share.
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          (b) Adjustments in Option. In the event that the outstanding Shares
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subject to the Option are changed into or exchanged for a different number or kind of shares or securities of the Company, or of another corporation, by reason of reorganization merger or other subdivision, consolidation, recapitalization, reclassification, stock split, issuance of warrants, stock dividend or combination of shares or similar event, the Board shall make an appropriate and equitable adjustment in the Option so that the Optionee's proportionate interest shall be maintained as before the occurrence of such event, provided that any such adjustment shall be consistent with the provisions of the Optionee's employment agreement, if applicable.

          (c) Form of Option. [Board must determine whether options are to be
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Incentive Stock Options, Nonqualified Stock Options, or a combination thereof, and this provision must so state.]

          (d) Term. The Option shall expire on the tenth anniversary of the
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Grant Date, or such earlier time as provided in Section 2(g) of this Agreement.
[If grant is an Incentive Stock Option to a Ten Percent Shareholder, the Option shall expire on the fifth anniversary of the Grant Date or such earlier time as provided in Section 2(g) of this Agreement.]

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          (e) Vesting. (i) The Option shall become vested and exercisable with
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respect to one-quarter (25%) of the original aggregate number of Shares purchasable upon exercise of such Option on each of the first four anniversaries of the Grant Date, so that the Optionee shall be fully vested on the fourth anniversary of the Grant Date. (ii) In the event of a Change in Control, Optionee will be deemed to have become vested automatically in one-half (50%) to one hundred percent (100%) of the Shares, such percentage to be determined in the sole discretion of the Board. (iii) In the event of consummation of an Initial Public Offering, one-quarter (25%) of the original aggregate number of Shares purchasable upon exercise of such Option will be deemed to have vested. (For purposes of illustration, assuming a Participant were granted at the beginning of Year 1 an Option to purchase one hundred thousand (100,000) Shares and at the end of Year 2 the Company were to consummate an Initial Public Offering, such Option would vest and become exercisable as follows: (x) twenty-five thousand (25,000) Shares at the end of Year 1, (y) twenty-five thousand (25,000) Shares at the end of Year 2 (each as provided in clause (i) above) and (z) an additional twenty-five thousand (25,000) Shares in Year 2 (as provided in clause (iii) above). The remaining twenty-five thousand (25,000) Shares would vest and become exercisable at the end of Year 3 (as provided in clause (i) above).)

          (f) Exercise. The Optionee may exercise an Option in whole or in part
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at any time by delivering written notice of such exercise to the Secretary of the Company specifying the number of Shares as to which the Option is being exercised, and enclosing payment for the aggregate exercise price of the Shares with respect to which the Option is being exercised. Such payment shall be made
(i) in cash or by check, (ii) if approved by the Board, by the delivery of Shares previously owned by the Optionee for at least six (6) months prior to such exercise, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares with respect to which the Option is being exercised, (iii) by directing the Company to subtract from the number of Shares underlying the Option, that number of Shares having a Fair Market Value equal to the exercise price (or portion thereof) required to be paid, or (iv) solely at a time when the Shares are publicly-traded, pursuant to a "cashless exercise" of the Option pursuant to the establishment of procedures whereby the Participant, by a properly executed written notice, directs (A) an immediate market sale or margin loan respecting all or a part of the Shares to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Participant, (B) the delivery of the Shares from the Company directly to a brokerage firm and (C) the delivery of the exercise price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (v) any combination of the foregoing approved by the Board, in its sole discretion. Partial exercise shall be for whole Shares only and shall not be for less than one hundred (100) Shares unless the number of Shares purchased constitutes the total number of Shares then remaining subject to the Option or the Board permits such smaller exercise in its sole discretion.

          (g) Exercise Following Termination of Employment. In the event the
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Optionee's termination of employment is for Cause, the Option, whether exercisable or nonexercisable, at such time, shall be deemed to have terminated as of the day preceding such termination of employment. If such termination of employment is for any reason other than Cause, any outstanding portion of the Option that has not become exercisable shall terminate on the date of such termination of employment, unless provided otherwise by the Board, in its sole discretion. Any outstanding exercisable portion of an Option shall be exercisable for the following periods:

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               (A) If the Optionee's termination of employment is due to death, retirement on or after age 65, or Disability, such exercisable portion of such Option shall remain exercisable for its term, and shall thereafter terminate and be of no further force or effect. Any Options that are not exercisable at such time shall be of no further force or effect.

               (B) In all other cases, the Option shall be exercisable for
[      ] days following such termination of employment.

          (h) Nontransferability. The Option shall not be transferable other
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than by will or the laws of descent and distribution, and no transfer so effected shall be effective to bind the Company unless the Company has been furnished with written notice thereof and a copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option; provided, however, that, in the discretion of the Board, Options may be transferred pursuant to a Qualified Domestic Relations Order (within the meaning of the Code). [In addition, an Optionee may transfer Options that are not Incentive Stock Options to his or her Immediate Family Members.]

          (i) Conditions to Issuance of Stock Certificates.
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               (1) The Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have been reacquired by the Company. Such Shares shall be fully paid and non-assessable. The stock certificates evidencing the Shares shall bear such legends restricting transferability as the Board deems necessary or advisable.

               (2) The Company shall not be required to issue or deliver any certificate or certificates for Shares deliverable upon any exercise of the Option prior to fulfillment of all of the following conditions:

               (A) The completion of any registration or other qualification of such Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, or the obtaining of approval or other clearance from any state or federal governmental agency which the Board shall, in its sole discretion, deem necessary or advisable.

               (B) If, in its sole discretion, the Board deems it necessary or advisable, the execution by the Optionee of a written representation and agreement, in a form satisfactory to the Board, in which the Optionee represents that the Shares acquired by the Optionee upon exercise are being acquired for investment and not with a view toward distribution thereof.

          (j) Rights as Stockholder. The Optionee shall not be, nor have any of
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the rights or privileges of, a stockholder of the Company in respect of any
Shares purchasable upon the exercise of the Option unless and until certificates representing such Shares have been issued by the Company.

     3.   Miscellaneous.
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          (a) Administration. The Board shall have the power to interpret the
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Plan and this Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board shall be final and binding upon the Optionee, the Company, and all other interested persons.

          (b) Withholding of Taxes. No later than the date as of which an amount
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first becomes includible in the gross income of the Optionee for federal income tax purposes with respect to an Option granted under this Agreement, the Optionee shall pay to the Company, or the Optionee (or his designated beneficiary) shall make arrangements satisfactory to the Company regarding the payment of, any federal, estate, or local taxes of any kind required by law or the Company to be withheld with respect to such amount. The obligations of the Company under this Agreement shall be conditioned on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

          (c) No Right to Continued Employment. Nothing in this Agreement or in
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the Plan shall confer upon the Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause.

          (d) Entire Agreement; Amendment. This Agreement, and the Plan,
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constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all prior agreements and understandings between the parties with respect to such subject matter. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefits thereof, and any term or provision of this Agreement may be amended or supplemented at any time by the mutual consent of the parties hereto, except that any waiver of any term or condition, or any amendment, of this Agreement must be in writing.

          (e) Governing Law. The laws of the State of Delaware shall govern the
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interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of law.

          (f) Successors. This Agreement shall be binding upon and inure to the
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benefit of the successors, assigns and heirs of the respective parties.

          (g) Notices. All notices or other communications made or given in
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connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by registered or certified mail, return receipt requested, to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

               To the Optionee:

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               To the Company:

               RoTech Healthcare Inc.
               2600 Technology Drive, Suite 300
               Orlando, Florida 32804
               Attention: Rebecca L, Myers, Esq.

               Copy to:

               Brown Raysman Millstein Felder & Steiner LLP
               900 Third Avenue
               New York, New York 10022,
               Attention: Stuart Bressman, Esq.

          (h) Waiver. The failure of a party to insist upon strict adherence to
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any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

          (i) Conflict with the Plan. In the event of any conflict or
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inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall control.

          (j) Injunctive Relief. The Optionee acknowledges and agrees that a
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violation of Section 2(h) hereof will cause the Company irreparable injury for which an adequate remedy at law is not available. Accordingly, the Optionee agrees that the Company shall be entitled to an injunction, restraining order or other equitable relief to prevent the breach of such provision and to enforce the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which it may be entitled at law or equity.

          (k) Titles; Construction. Titles are provided herein for convenience
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only and are not to serve as a basis for interpretation or construction of the
Agreement. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

                           [Signature page to follow]

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          IN WITNESS WHEREOF, the parties hereto have duly executed this Option
Agreement as of the day and year first above written.

                                                  ROTECH HEALTHCARE INC.


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                                  OPTIONEE


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